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                                                                   EXHIBIT 10.5







                              OPERATING AGREEMENT

                                       OF

                         MARK GOODSON PRODUCTIONS, LLC

                                  DATED AS OF

                               SEPTEMBER 18, 1995
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                               TABLE OF CONTENTS

                                                                                                  PAGE
                                                                                                  ----
ARTICLE I

DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1
         1.1.  "Act"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1
         1.2.  "Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1
         1.3.  "Articles of Organization" . . . . . . . . . . . . . . . . . . . . . . .             2
         1.4.  "Bankruptcy" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             2
         1.5.  "Capital Contribution" . . . . . . . . . . . . . . . . . . . . . . . . .             2
         1.6.  "Code" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             2
         1.7.  "Majority-in-Interest of Members"  . . . . . . . . . . . . . . . . . . .             2
         1.8.  "Membership Percentage Interest" . . . . . . . . . . . . . . . . . . . .             2

ARTICLE II

ORGANIZATION OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             2
         2.1.  Formation; Qualification . . . . . . . . . . . . . . . . . . . . . . . .             2
         2.2.  Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3
         2.3.  Purposes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3
         2.4.  Powers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3
         2.5.  Principal Place of Business: Registered Office and Agent . . . . . . . .             3
         2.6.  Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3
         2.7.  Organization Expenses  . . . . . . . . . . . . . . . . . . . . . . . . .             3

ARTICLE III

MEMBERS AND MEMBERS' INTERESTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .             4
         3.1.  Names, Percentage Interest and Capital Contribution of Members . . . . .             4
         3.2.  Limitation on Liability  . . . . . . . . . . . . . . . . . . . . . . . .             4

ARTICLE IV

MANAGEMENT OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             4

ARTICLE V

CAPITAL CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4

ARTICLE VI

ALLOCATIONS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             4





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

ARTICLE VII

TRANSFER OF MEMBER INTERESTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             4

ARTICLE VIII

DISSOLUTION OF THE COMPANY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5

ARTICLE IX

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5
         9.1.  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5
         9.2.  Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             7
         9.3.  Binding Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             7
         9.4.  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             7
         9.5.  Headings.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             7
         9.6.  Exhibits.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             7
         9.7.  Terms. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             7
         9.8.  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             7
         9.9.  Entire Agreement.  . . . . . . . . . . . . . . . . . . . . . . . . . . .             7
         9.10.  Governing Law.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .             8





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
                              OPERATING AGREEMENT

                                       OF

                         MARK GOODSON PRODUCTIONS, LLC

                 This Operating Agreement of Mark Goodson Productions, LLC, a New York limited liability company (the "Company"), dated as of September 18, 1995, is made by and between All American Goodson, Inc., a Delaware corporation ("AAG") and All American Communications, Inc., a Delaware corporation ("AACI") (individually, a "Member" and, collectively, together with any additional members hereafter admitted to the Company in accordance with this Agreement, the "Members").


                              W I T N E S S E T H:

                 WHEREAS, the parties hereto desire to enter into this Agreement to define and express all of their respective rights and obligations with respect to the formation and operation of the Company as a limited liability company;

                 WHEREAS, the parties hereto desire to be bound by the terms of this Agreement.

                 NOW, THEREFORE, in consideration of the promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                 As used in this Agreement, the following terms shall have the meanings specified (terms in the singular to have the correlative meaning in the plural and vice versa):

                 1.1. "Act" means the New York Limited Liability Company Law, as amended from time to time.

                 1.2. "Agreement" means this operating agreement (including the Exhibits hereto), as originally executed and as amended from time to time, and the terms "hereof", "hereto" and "hereunder", when used in reference to this Agreement, refer to this Agreement as a whole, unless the context otherwise requires.





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                 1.3.  "Articles of Organization" means the Articles of
Organization of the Company to be filed with the New York Department of State in the form of Exhibit A hereto, as the same may be amended from time to time in accordance with the Act.

                 1.4. "Bankruptcy", when used with reference to any Member, shall be deemed to occur (a) when the Member (i) makes an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged a bankrupt or insolvent or has entered against him or her an order for relief in any bankruptcy or insolvency proceeding, (iv) files a petition or answer seeking for himself or herself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against him or her in any proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief or (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Member or of all or any substantial part of his properties, or (b) (i) 120 days after the commencement of any proceeding against the Member seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, the proceeding has not been dismissed, or (ii) 90 days after the appointment without his or her consent or acquiescence of a trustee, receiver or liquidator of the Member or of all or any substantial part of his or her properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated.

                 1.5. "Capital Contribution" for each Member means the aggregate of sums contributed by such Member pursuant to Section 3.1 and
Article V hereof.

                 1.6. "Code" means the Internal Revenue Code of 1986, as amended.

                 1.7. "Majority-in-Interest of Members" means Members whose aggregate Membership Percentage Interests exceed 50 percentage points. In the case of determinations to be made by a Majority-in-Interest of Members upon admission of a new Member, such percentage shall be calculated without giving effect to the Membership Percentage Interest of the new Member.

                 1.8. "Membership Percentage Interest" means, as to any Member, the percentage of the capital and profits interests in the Company. See Exhibit B.


                                   ARTICLE II

                          ORGANIZATION OF THE COMPANY

                 2.1. Formation; Qualification. The Company shall be formed under the laws of the State of New York on the date of the filing of the Articles of Organization with the





                                       2
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New York Department of State.  The Members shall cause to be executed and filed the Articles of Organization and such other documents and instruments with such appropriate authorities as may be necessary or appropriate from time to time to comply with all requirements for the formation and operation of a limited liability company in New York. In addition, the Members shall execute and file all requisite documents and instruments to enable the Company to qualify to do business as a foreign limited liability company in each jurisdiction in which, in the reasonable judgment of the Members, such qualification may be necessary or appropriate for the conduct of the business of the Company.

                 2.2. Name. The business of the Company shall be conducted under the name "Mark Goodson Productions, LLC."

                 2.3. Purposes. The purpose for which the Company is formed is to engage in any lawful business, purpose or other activity subject to the provisions of section 202 of the Act.

                 2.4. Powers. The Company shall possess and may exercise all powers necessary or convenient to the conduct, promotion or attainment of its business, purposes or activities, to the fullest extent provided in the Act.

                 2.5.  Principal Place of Business: Registered Office and Agent.

                 (a) The principal place of business of the Company shall be located at such place as shall be determined by the Members.

                 (b) The Company's registered office shall be at the office of its registered agent located at 1633 Broadway, New York, NY 10019 and the registered agent at such address shall be CT Corporation. The registered office and agent may be changed from time to time by the Members by amending the Articles of Organization in accordance with the provisions of this Agreement and the Act.

                 2.6.  Term.   The term of the Company shall be fifty (50)
years from the date of the filing of the Articles of Organization with the New York Department of State, unless the Company is earlier dissolved in accordance with the provisions of this Agreement or the Act.

                 2.7. Organization Expenses. The Company shall pay all expenses incurred in connection with the formation and organization of the Company. Such expenses shall include, without limitation, fees of legal counsel, fees of a registered agent, registration fees and other like expenses. Each Member, however, shall bear its own expenses in connection with its consideration of an investment and its acquisition of a membership interest in the Company, including, without limitation, the fees of any attorney, financial advisor or other consultant.





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
                                  ARTICLE III

                         MEMBERS AND MEMBERS' INTERESTS

                 3.1. Names, Percentage Interest and Capital Contribution of Members. The names of the Members, their respective Membership Percentage Interests in the Company and their initial Capital Contributions to the Company are set forth on Exhibit B hereto.

                 3.2. Limitation on Liability. No Member shall be liable under a judgment, decree or order of any court, or in any other manner, for a debt, obligation or liability of the Company, except as provided by law or as specifically provided otherwise herein.


                                   ARTICLE IV

                           MANAGEMENT OF THE COMPANY

                 The Company shall be managed exclusively by the Members of the Company in their membership capacity.


                                   ARTICLE V

                             CAPITAL CONTRIBUTIONS

                 The Members shall make the Capital Contributions set forth on Exhibit B.


                                   ARTICLE VI

                         ALLOCATIONS AND DISTRIBUTIONS

                 The profits and losses shall be allocated and distributions shall be made between the Members in accordance with their Membership Percentage Interests.


                                  ARTICLE VII

                          TRANSFER OF MEMBER INTERESTS

                 No Member shall have the right to confer upon a non-member all the attributes of the Member's interests in the Company without the consent of the non-transferring Member. No Member may transfer its interest in the Company or any interest therein, and any attempt to do so will be null and void.

                                  ARTICLE VIII

                           DISSOLUTION OF THE COMPANY

                 (a) The Company shall be dissolved, its assets disposed of and its affairs wound up upon the first to occur of the following:

                          (i)     the expiration of the Company's term as
stated in Section 2.6 hereof;

                          (ii)    the death, insanity, retirement, resignation,
expulsion, incapacity, withdrawal, Bankruptcy or dissolution of a Member;

                          (iii)   a determination by the unanimous written
consent of all the Members that the Company should be dissolved;

                          (iv)    the sale of all or substantially all of the
assets of the Company;

                          (v)     the entry of a decree of judicial dissolution
under section 702 of the Act; and

                          (vi)    at such earlier time as may be required by
applicable law.

                 (b) Notwithstanding the foregoing, a Majority-in-Interest of Members (determined on the basis solely of the remaining Members) may, within 90 days of any event described in (a) hereof (i) continue the Company or
(ii) transfer the assets of the Company to a newly organized company and accept an interest in the Company in exact proportion to their respective interests in the Company at the time of dissolution.


                                   ARTICLE IX

                                 MISCELLANEOUS

                 9.1. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when (a) delivered by hand, (b) transmitted by telecopier (and confirmed by return facsimile), or
(c) delivered, if sent by Express Mail, Federal Express or other express delivery service, or registered or certified mail, return receipt requested, to the addressee at the following addresses or telecopier numbers (or to such other addresses, telex number or telecopier number as a party may specify by notice given to the other party pursuant to this provision):





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                 If to Mark Goodson Productions, LLC:

                 2114 Pico Boulevard
                 Santa Monica, CA  90405
                 Attention: All American Communications, Inc. (Operator) Telecopier No.: (310) 452-9053

                 with a copy to:

                 Kaye, Scholer, Fierman, Hays & Handler
                 1999 Avenue of the Stars
                 Los Angeles, CA  90067
                 Attention:  Barry Dastin, Esq.
                 Telecopier No.: (310) 788-1200


                 If to All American Goodson, Inc.

                 2114 Pico Boulevard
                 Santa Monica, CA  90405
                 Attention:  Thomas Bradshaw
                 Telecopier No.:  (310) 452-9053

                 with a copy to:

                 Kaye, Scholer, Fierman, Hays & Handler
                 1999 Avenue of the Stars
                 Los Angeles, CA  90067
                 Attention:  Barry Dastin, Esq.
                 Telecopier No.: (310) 788-1200


                 If to All American Communications, Inc.

                 2114 Pico Boulevard
                 Santa Monica, CA  90405
                 Attention:  Thomas Bradshaw
                 Telecopier No.:  (310) 452-9053





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

                 with a copy to:

                 Kaye, Scholer, Fierman, Hays & Handler
                 1999 Avenue of the Stars
                 Los Angeles, CA  90067
                 Attention:  Barry Dastin, Esq.
                 Telecopier No.: (310) 788-1200

                 9.2. Amendments. Except as otherwise provided herein, this Agreement may be amended, modified or revised, in whole or in part, by the consent of a Majority-In-Interest of Members.

                 9.3. Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective personal representatives, heirs, successors and permitted assigns; provided, however, that nothing contained in this Section 9.3 shall be construed to permit any attempted assignment or other transfer which would be prohibited or void pursuant to any other provision of this Agreement.

                 9.4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                 9.5. Headings. All headings contained in this Agreement are inserted as a matter of convenience and for ease of reference only and shall not be considered in the construction or interpretation of any provision of this Agreement.

                 9.6. Exhibits. All exhibits annexed hereto are expressly made a part of this Agreement, as fully as though completely set forth herein, and all references to this Agreement herein or in any of such exhibits shall be deemed to refer to and include all such exhibits or schedules.

                 9.7. Terms. Common nouns and pronouns shall be deemed to refer to masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.

                 9.8. Severability. Each provision hereof is intended to be severable. If any term or provision is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

                 9.9. Entire Agreement. This Agreement, including all Exhibits hereto, constitutes the entire agreement of the parties hereto with respect to the matters hereof and supersedes any prior oral and written understandings or agreements.





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                 9.10.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

                 IN WITNESS WHEREOF, this Operating Agreement has been executed as of the date first above written.

                                       ALL AMERICAN GOODSON, INC.
                                       A Delaware corporation


                                         /s/    THOMAS BRADSHAW
                                       ----------------------------------------
                                         Name:  Thomas Bradshaw
                                         Title: Senior Executive Vice President


                                       ALL AMERICAN COMMUNICATIONS, INC.
                                       A Delaware corporation


                                         /s/    THOMAS BRADSHAW
                                       ----------------------------------------
                                         Name:  Thomas Bradshaw
                                         Title: Senior Executive Vice President





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                                   EXHIBIT A

                            ARTICLES OF ORGANIZATION





                                       9
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                                   EXHIBIT B


                                    MEMBERS

                                                   Initial Capital          Membership
         Name                                      Contribution             Percentage Interest
         ----                                      ---------------          -------------------
All American Goodson, Inc.,                                 $25.00                  25%
a Delaware corporation

All American Communications, Inc.,                          $75.00                  75%
a Delaware corporation





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